Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Mark J. Morabito, Chief Executive Officer of Crosshair Exploration & Mining Corp. (the “Company”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(4)	the annual report on Form 20-F of the Company for the year ended April 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(5)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark J. Morabito
Date: October 31, 2006	By:	Mark J. Morabito,
Chief Executive Officer